                                                                   EXHIBIT 10.13
                           STOCK PURCHASE AGREEMENT
                           ------------------------


     This STOCK PURCHASE AGREEMENT ("Agreement") is made and entered into this 14th day of July, 1999, by and among ACCENT SOFTWARE INTERNATIONAL LTD., an Israeli corporation (the "Company") and the investors listed on the signature page to this Agreement (individually referred to as "Purchaser" and collectively as the "Purchasers").

                               RECITALS
                               --------

     A. The Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the United States Securities and Exchange Commission the "SEC") under the Securities Act of 1933, as amended (the "Act").

     B. The Purchasers desire to purchase, upon the terms and conditions set forth in this Agreement, a number of shares ("Shares") of the Company's Ordinary Shares, nominal value NIS .01 per share (the "Common Stock").

     IN CONSIDERATION OF the mutual promises, representations, warranties and covenants contained herein, the parties hereto agree as follows:

                    ARTICLE I.  PURCHASE AND SALE OF SHARES

     Subject to the terms and conditions set forth in this Agreement, the Purchasers will purchase in aggregate 9,523,810 Shares with an aggregate purchase price of $2,000,000 ("Purchase Price") in the names and amounts as set forth on Exhibit A hereto. The price per share of Common Stock shall be $0.21.
         ---------

                             ARTICLE II.  CLOSINGS

     The closing of the sale and purchase of the Shares under this Agreement shall take place at the offices of the Company at 2864 South Circle Drive, Suite 500, Colorado Springs, Colorado, in the following three phases:

     1.1  Phase I Closing.  Immediately upon the execution of this Agreement, or
          ---------------
at such other time as the parties may agree (the "Phase I Closing Date"), the Company shall deliver to Purchasers certificates for the Shares being purchased by each Purchaser on the Phase I Closing Date as set forth on Exhibit A,
                                                              ---------
registered in the name of each such Purchaser, and each

Purchaser shall pay to the Company the respective Purchase Price for the Shares as set forth on Exhibit A by wire transfer, certified check or other method
                ---------
acceptable to the Company. Upon receipt of the Purchase Price to be paid on the Phase I Closing Date, the Company agrees to pay to Gotham Bay Partners, LLC investment advisory fees representing 6.5% of the Purchase Price received on the Phase I Closing Date.

     1.2  Phase II Closing.  The parties hereto covenant and agree to use
          ----------------
commercially reasonable efforts to help the Company obtain a strategic partner ("Strategic Partner") to market the services provided by the Company in connection with its Languageware.net website (the "Product"). Within ten (10) business days after the signing of a letter of intent ("Letter of Intent") between the Company and a Strategic Partner to market the Product, the Company shall deliver to Purchasers certificates for the Shares being purchased by each Purchaser on the Phase II Closing Date as set forth on Exhibit A, registered in
                                                       ---------
the name of each such Purchaser, and each Purchaser shall pay to the Company the respective Purchase Price for the Shares as set forth on Exhibit A by wire
                                                         ---------
transfer, certified check or other method acceptable to the Company. Upon consummation of the transactions on the Phase II Closing Date, such transactions shall be final among the parties irrespective of whether the conditions precedent to the Phase III Closing Date transactions shall be achieved.

     1.3  Phase III Closing.  Within ten (10) business days after the execution
          -----------------
of a definitive agreement memorializing the terms of the strategic alliance set forth in the Letter of Intent, the Company shall deliver to Purchasers certificates for the Shares being purchased by each Purchaser on the Phase III Closing Date as set forth on Exhibit A, registered in the name of each such
                             ---------
Purchaser, and each Purchaser shall pay to the Company the respective Purchase Price for the Shares as set forth on Exhibit A by wire transfer, certified check
                                     ---------
or other method acceptable to the Company.

                 ARTICLE III.  REPRESENTATIONS OF THE COMPANY

     The following are representations, warranties and agreements made by the Company as of the Closing Date.

     3.1  Organization and Standing.  The Company and each of its subsidiaries
          -------------------------
is a corporation duly organized and validly existing under the laws of the jurisdiction in which it is incorporated, and has full corporate power and authority to conduct its business as presently conducted and as proposed to be conducted by it and to enter into and perform this Agreement and to carry out the transactions contemplated herein. The Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of the State of Colorado and under the laws of any other state in which qualification by the Company to do business is required and where failure to do so would have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on (i) the Shares; (ii) the ability of the Company to perform its obligations hereunder, or (iii) the business, operations, properties, prospects or financial condition of the Company and its subsidiaries, taken as a whole.

     3.2  Issuance of Shares.  The issuance, sale and delivery of the Shares in
          ------------------
accordance with this Agreement, has been or will be on or prior to the Phase I Closing Date, duly authorized and reserved for issuance, as the case may be, by all necessary corporate action on the part of the Company, and the Shares when so issued, sold and delivered against payment therefor in accordance with the provisions of this Agreement, will be duly and validly issued, fully paid and nonassessable.

     3.3  Authority for Agreement.  The execution, delivery and performance by
          -----------------------
the Company of this Agreement have been duly authorized by all necessary corporate action, including actions of the Board of Directors of the Company, and this Agreement has been duly executed and delivered by the Company. This Agreement constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization or similar laws affecting generally the enforcement of creditors' rights and subject to a court's discretionary authority with respect to the granting of a decree ordering specific performance or other equitable remedies. The execution of, and the Company's performance of the transactions contemplated by, this Agreement and compliance with its provisions by the Company will not violate any provision of law and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under the Company's Memorandum of Association or Articles of Association ("Organizational Documents"), or any indenture, lease, agreement or other instrument to which the Company is a party or by which it or any of its properties is bound, or any decree, judgment, order, statute, rule or regulation applicable to the Company and will not constitute an event which with the lapse of time or notice by a third party could result in any default under any of the foregoing or result in the creation of any lien, charge or encumbrance upon the assets or properties of the Company or upon its stock.

     3.4  Governmental Consents. Based on the representations made by the
          ---------------------
Purchasers in Article IV of this Agreement, the offer and sale of the Shares to the Purchasers will be in compliance with applicable federal and state securities laws. All consents, approvals, orders or authorizations of, or registrations, qualifications, designations, declarations or filings with, any governmental authority required on the part of the Company in connection with the execution and delivery of this Agreement, the offer, issue, sale and delivery of the Shares, or the other transactions to be consummated at the Closing, as contemplated by this Agreement have been, or will by the Closing be, obtained.

     3.5  Litigation.  Except as disclosed in the Company's Private Placement
          ----------
Memorandum, dated July 13, 1999 (the "PPM"), there is no action, suit, proceeding or investigation pending, or, to the best of the Company's knowledge, any basis therefor or threat thereof, against the Company, which questions the validity of this Agreement or the right of the Company to enter into it, or which might result, either individually or in the aggregate, in any material adverse change in the assets, condition (financial or otherwise), business or prospects of the Company, nor is there any litigation pending or, to the best of the Company's knowledge, any basis therefor or threat thereof, against the Company by reason of the past employment relationships of any of the Company's officers, directors, employees or consultants, the proposed activities of the Company, or negotiations by the Company with possible investors in the Company.

     3.6  Absence of Liabilities.  To the best knowledge of the Company, the
          ----------------------
Company does not have any material liabilities of any type, whether absolute or contingent, other than those reflected in the financial statements (the "Financial Statements") included in the Company's most recent periodic reports filed with the U.S. Securities and Exchange Commission (the "SEC") incorporated by reference into the PPM, or otherwise disclosed in the PPM.

     3.7  Absence of Changes.  Since the dates of the Financial Statements,
          ------------------
there has been no material adverse change in the condition, financial or otherwise, net worth or operations of the Company, other than changes occurring in the ordinary course of business except as disclosed in the PPM.

     3.8  SEC Documents, Financial Statements. The Common Stock of the Company
          -----------------------------------
is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Company has filed on a timely basis, during the twelve calendar months and any portion of the month immediately preceding the date hereof, all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act, including material filed pursuant to Section 13(a) or 15(d), in addition to one or more registration statements and amendments thereto heretofore filed by the Company with the SEC under the Act (all of the foregoing including filings incorporated by reference therein being referred to herein as the "SEC Documents"). The Company has not provided to the Purchasers any information which, according to applicable law, rule or regulation, should have been disclosed publicly by the Company but which has not been so disclosed, other than with respect to the transactions contemplated by this Agreement.

     As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Act or the Exchange Act as the case may be and the rules and regulations of the SEC promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

     3.9  Disclosures.  As of the date of this Agreement, neither this
          -----------
Agreement, the PPM nor any exhibit hereto, nor any report, other written statement or certificate delivered or to be furnished to Purchasers in connection with the transactions contemplated by this Agreement, when read together, contains or will contain any material misstatement of fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

     3.10  Registration and Listing. For a period of five (5) years after the
           ------------------------
Closing Date, the Company will cause its Common Stock to continue to be registered under Sections 12(b) or 12(g) of the Exchange Act, will comply in all respects with its reporting and filing obligations under such Exchange Act, will comply with all requirements related to any registration statement filed pursuant to this Agreement and will not take any action or file any document (whether or not permitted by the Act or the Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Acts, except as permitted herein. For a period of five (5) years after the Closing Date, the Company will take all action within its power to continue the listing or trading of its Common Stock on the Nasdaq Over-the-Counter Bulletin Board or on a principal market including the New York Stock Exchange, American Stock Exchange, Nasdaq NMS or Nasdaq SmallCap Market, and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of such principal market. The covenants set forth in this Section 3.10 shall not be deemed to prohibit a merger, sale of all assets or other corporate reorganization if the entity surviving or succeeding to the Company is bound by this Agreement with respect to its securities issued in exchange for or in replacement of the Common Stock or the consideration received for or in replacement of the Common Stock is cash.


                 ARTICLE IV.  REPRESENTATIONS OF THE PURCHASER

     Each Purchaser, severally and not jointly, represents and warrants to the Company as follows:

     4.1  Investment.  Each Purchaser is acquiring the Shares, for their own
          ----------
account, for investment and not with a view to, or for sale in connection with, any public distribution thereof and, except as contemplated by this Agreement, each Purchasers has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof.

     4.2  Authority.  Each Purchaser has full power and authority to enter into
          ---------
and to perform this Agreement in accordance with its terms. No Purchaser has been organized, reorganized or recapitalized specifically for the purpose of investing in the Company.

     4.3  Experience.  Each Purchaser has reviewed the representations
          ----------
concerning the Company contained in this Agreement, and has had the opportunity to make inquiry concerning the Company, its business and its personnel; each Purchaser has received any and all written information which it has requested and all questions and inquiries have been answered to each Purchaser's satisfaction; and each Purchaser has sufficient business and financial experience to be able to evaluate the merits and risks of an investment in the Company.

     4.4  Accredited Investor.  Each Purchaser is an "accredited investor"
          -------------------
within the definition set forth in Securities Act Rule 501 (a) and has executed and delivered to the Company an "Accredited Investor Questionnaire" in the form attached hereto as Exhibit B.

     4.5  Binding Effect.  This Agreement has been duly executed and delivered
          --------------
by each Purchaser, constitutes a valid and binding obligation of each Purchaser, and is enforceable in accordance with its terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization or similar laws affecting generally the enforcement of creditors' rights and subject to a court's discretionary authority with respect to the granting of a decree ordering specific performance or other equitable remedies.

     4.6  Restricted Securities.  Each Purchaser understands that (i) except as
          ---------------------
provided herein, the Shares have not been and are not being registered under the Securities Act or any state securities laws, and may not be transferred unless
(a) subsequently registered thereunder, or (b) an exemption from such registration is available, or (c) a Purchaser shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, or (d) sold pursuant to Rule 144 promulgated under the Securities Act (or a successor rule) ("Rule 144") or
(e) sold or transferred to an affiliate of a Purchaser; (ii) any sale of such Shares made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Shares under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Shares under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to this Agreement).

     4.7  Legends.  Each Purchaser understands that until such time as the
          -------
Shares have been registered under the Securities Act as contemplated herein, or otherwise may be sold by a Purchaser pursuant to Rule 144, the certificates for the Shares shall bear a restrictive legend in substantially the following form:

          The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended or the securities laws of any state of the United States. The securities represented hereby may not be offered or sold, in the absence of an effective registration statement for the securities under applicable securities laws or unless offered, sold or transferred pursuant to an available exemption from the registration requirements of those laws.

     The Company shall promptly (within three (3) business days) instruct its stock transfer agent to issue a certificate without such legend to the holder of any Shares if (a) the sale of such Shares are registered under the Securities Act, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Shares may be made without registration under the Securities Act or (c) such holder provides the Company with reasonable assurances that such Shares can be sold pursuant to Rule 144.

     4.8  Solicitation.  Each Purchaser acknowledges that the Shares are not
          ------------
being purchased as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

            ARTICLE V.  CONDITIONS TO THE OBLIGATIONS OF PURCHASER

     The obligation of Purchasers to purchase the Shares on the Phase I, Phase II and Phase III Closing Dates (collectively, the "Closing Dates") is subject to the fulfillment, or the waiver by Purchasers, of the following conditions on or before each of the Closing Dates:

     5.1  Accuracy of Representations and Warranties.  Each representation and
          ------------------------------------------
warranty contained in Article III shall be true on and as of each of the Closing Dates with the same effect as though such representation and warranty had been made on and as of that date.

     5.2  Performance.  The Company shall have performed and complied with all
          -----------
agreements and conditions contained in this Agreement required to be performed or complied with by the Company prior to or at each of the Closing Dates.

     5.3  Compliance Certificate of the Company.  The Company shall have
          -------------------------------------
delivered to the Purchasers certificates, executed by the President of the Company, dated on each of the Closing Dates, certifying to the fulfillment of the conditions specified in Sections 5.1 and 5.2 of this Agreement.

     5.4  Regulatory Matters.  No statute, rule, regulation, executive order,
          ------------------
decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

     5.5  Consents.  The Company shall have received all consents,
          --------
authorizations, approvals and orders necessary to enter into this Agreement and consummate the transactions contemplated hereby.

     5.6  Other Matters.  All corporate and other proceedings in connection with
          -------------
the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to Purchasers and Purchasers shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

           ARTICLE VI.  CONDITIONS TO THE OBLIGATIONS OF THE COMPANY

     The obligations of the Company to sell the Shares at the Closing are subject to fulfillment, on or before the Closing Date, of each of the following conditions:

     6.1  Accuracy of Representations and Warranties.  The representations and
          -------------------------------------------
warranties of each of the Purchasers contained in Article IV shall be true on and as of the Closing Dates with the same effect as though such representations and warranties had been made on and as of that date.

     6.2  Investment.  Purchasers shall have tendered, in the manner specified
          -----------
in Article II hereof, the Purchase Price for the Shares at each of the Closing Dates.

     6.3  Regulatory Matters.  No statute, rule, regulation, executive order,
          ------------------
decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

     6.4  Consents.  The Company shall have received all consents,
          --------
authorizations, approvals and orders necessary to enter into this Agreement and consummate the transactions contemplated hereby.

             ARTICLE VII.  COVENANTS OF THE COMPANY AND PURCHASERS

     7.1  Registration of Shares.  The Company agrees to file, within ninety
          ----------------------
(90) days after the Phase I Closing Date, a Registration Statement on Form S-3 registering the Shares issued or to be issued to the Purchasers on the Closing Dates (the "Registrable Securities").

     7.2  Demand Registration.  The Company shall cause the Registration
          -------------------
Statement required to be filed pursuant to Section 7.1 hereof to become effective as soon as practicable after filing, but in no event later than six
(6) months after the Phase I Closing Date ("Registration Deadline"). In the event such registration is not so declared effective or does not include all Shares, a holder of Registrable Securities shall have the right to require by notice in writing that the Company register all or any part of the Registrable Securities held by such holder (a "Demand Registration") and the Company shall thereupon effect such registration in accordance herewith (which may include adding such shares to an existing shelf registration). The parties agree that if the holder of Registrable Securities demands registration of less than all of the Registrable Securities, the Company, at its option, may nevertheless file a registration statement covering all of the Registrable Securities. If such registration statement is declared effective with respect to all Registrable Securities and the Company is in compliance with its obligations under this Agreement, the demand registration rights granted pursuant to this Section shall cease. If such registration statement is not declared effective with respect to all Registrable Securities or if the Company is not in compliance with such obligations, the demand registration rights described herein shall remain in effect. The Company shall not be obligated to effect a Demand Registration as described above: (i) if all of the Registrable Securities held by the holder of Registrable Securities which are demanded to be covered by the Demand Registration are, at the time of such demand, included in an effective registration statement and the Company is in compliance with its obligations under this Agreement; (ii) if all of the Registrable Securities may be sold under Rule 144(k) of the Act and the Company's transfer agent has accepted an instruction from the Company to such effect; or (iii) at any time after two (2) years from the Closing Date.

     7.3  Obligations of the Company.  In connection with any registration of
          --------------------------
the Registrable Securities required herein, the Company shall have the following obligations:

          (a) The Company shall keep the Registration Statement effective pursuant to SEC Rule 415 at all times until such date as is the earlier of (i) the date on which all of the Registrable Securities have been sold and (ii) the date on which all of the Registrable Securities (in the reasonable opinion of counsel to the Purchaser) may be immediately sold to the public without registration pursuant to Rule 144(k) under the Securities Act (the "Registration Period"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein and all documents incorporated by reference therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading.

          (b) The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement.

          (c) The Company shall furnish to each Purchaser whose Registrable Securities are included in the Registration Statement and its legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and, in the case of the

Registration Statement referred to in Sections 7.1 and 7.2, each letter written by or on behalf of the Company to the SEC or the staff of the SEC (including, without limitation, any request to accelerate the effectiveness of any Registration Statement or amendment thereto), and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion, if any, thereof which contains information for which the Company has sought confidential treatment), (ii) on the date of effectiveness of the Registration Statement or any amendment thereto, a notice stating that the Registration Statement or amendment has been declared effective, and (iii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such Purchaser may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Purchaser.

          (d) The Company shall, at its expense, use its best efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as each Purchaser who holds Registrable Securities being offered reasonably requests, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (a) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 7.3(d), (b) subject itself to general taxation in any such jurisdiction, (c) file a general consent to service of process in any such jurisdiction, (d) provide any undertakings that cause the Company undue expense or burden, or (e) make any change in its organizational documents, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

          (e) In the event the Purchasers who hold a majority in interest of the Registrable Securities being offered in an offering select underwriters for the offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering.

          (f) As promptly as practicable after becoming aware of such event, the Company shall notify each Purchaser of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Purchaser as such Purchaser may reasonably request.

          (g) The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, and, if such an order is issued to obtain the withdrawal of such order at the earliest practicable moment (including in each case by amending or supplementing such Registration Statement) and to notify each Purchaser who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof (and if such Registration Statement is supplemented or amended, deliver such number of copies of such supplement or amendment to each Purchaser as such Purchaser may reasonably request).

          (h) The Company shall permit a single firm of counsel designated by the Purchasers to review the Registration Statement and all amendments. and supplements thereto a reasonable period of time prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects.

          (i) The Company shall make available for inspection by (i) any Purchaser, (ii) any underwriter participating in any disposition pursuant to the Registration Statement, (iii) one firm of attorneys and one firm of accountants or other agents retained by the Purchasers, and (iv) one firm of attorneys retained by all such underwriters (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to a Purchaser) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless
(a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (b) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this Section 7.3(i). Each Purchaser agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein shall be deemed to limit the Purchasers' ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

          (j) At the request of any Purchaser, the Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary in order to change the plan of distribution set forth in such Registration Statement.

          (k) The Company shall comply with all applicable laws related to a Registration Statement and offering and sale of securities and all applicable rules and regulations of governmental authorities in connection therewith (including without limitation the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC.)

          (l) The Company shall take all such other actions as any Purchaser or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

     7.4  Reporting Status.  So long as the Purchasers beneficially own any of
          ----------------
the Shares, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

     7.5  Corporate Existence.  So long as the Purchasers beneficially own any
          -------------------
of the Shares, the Company shall maintain its corporate existence, and in the event of a merger, consolidation or sale of all or substantially all of the Company's assets, the Corporation shall ensure that the surviving or successor entity in such transaction (i) assumes the Company's obligations hereunder and the agreements and instruments entered into in connection herewith regardless of whether or not the Company would have had a sufficient number of shares of Common Stock authorized and available for issuance in order to effect the exercise of all Warrants outstanding as of the date of such transaction and (ii) is a publicly traded corporation whose common stock is listed for trading on the NASDAQ, NYSE or AMEX.

     7.6  Reserved Employee Shares.  So long as the Purchasers, in the
          ------------------------
aggregate, hold more than five percent (5%) of the outstanding shares of Common Stock, the Company agrees that it will not reserve more than 4,500,000 shares of Common Stock ("Reserved Employee

Shares") for issuance upon exercise of options granted under the Company's Employee Stock Option Plan and CEO Option Plan (collectively, the "Employee Option Plans"). Any shares of Common Stock issued upon conversion of options granted under the Employee Option Plans in excess of the Reserved Employee Shares shall be subject to the rights granted to Purchasers under Section 7.7 hereof.

     7.7  Anti-Dilution.  So long as the Purchasers, in the aggregate, hold more
          -------------
than five percent (5%) of the outstanding shares of Common Stock, if the Company offers or sells or enters into any agreement to offer or sell its Common Stock (other than in connection with an acquisition of technology or a business entity), then each Purchaser shall have the right to maintain their then current respective percentage ownership in the Company's outstanding Common Stock, through the purchase of additional shares of Common Stock at the offering price offered to third parties in such offer or sale.

     7.8  Right of First Refusal. So long as the Purchasers, in the aggregate,
          ----------------------
hold more than five percent (5%) of the outstanding shares of Common Stock, if an unaffiliated third party makes a bona fide offer for all of the stock or substantially all of the assets of the Company (or to lease its product line on an exclusive basis) ("Acquisition Offer"), the Purchasers shall have thirty (30) days to match the terms and conditions of the Acquisition Offer. If Purchasers shall fail to match the terms and conditions of the Acquisition Offer under this
Section 7.8, Purchasers agree to sell their shares of Common Stock under the terms of the Acquisition Offer, or to vote their shares of Common Stock in favor of the sale of the assets of the Company or to lease the Company's product line under the terms of the Acquisition Offer, as the case may be.

     7.9  Lock-Up Period.  Each of the Purchasers agrees that (a) for a period
          --------------
of six (6) months beginning on the Phase I Closing Date, no Purchaser will transfer, conduct any offering or sale or enter into an agreement to transfer or sell any of the Shares purchased on the Phase I Closing Date without the prior written consent of the Company; (b) for a period of six (6) months beginning on the Phase II Closing Date, no Purchaser will transfer, conduct any offering or sale or enter into an agreement to transfer or sell any of the Shares purchased on the Phase II Closing Date without the prior written consent of the Company;
(c) for a period of six (6) months beginning on the Phase III Closing Date, no Purchaser will transfer, conduct any offering or sale or enter into an agreement to transfer or sell any of the Shares purchased on the Phase III Closing Date without the prior written consent of the Company.

     7.10 Board Representation.  Upon closing of the transactions contemplated
          --------------------
to be consummated on the Phase I Closing Date, the Company will take all steps necessary and appropriate under its Organizational Documents, including the calling of a special meeting of the Board of Directors of the Company, to appoint two (2) members of the Company's Board of Directors as shall be designated by the Purchasers.

                         ARTICLE VIII. INDEMNIFICATION

     8.1  Indemnification by the Company.  Subject to the conditions set forth
          ------------------------------
below, in connection with any registration of Registrable Securities pursuant to
Article 7 above, the Company agrees to indemnify and hold harmless Purchasers, each person, if any, who controls any Purchaser within the meaning of Section 15 of the Securities Act and Purchasers' officers, directors and agents, if any, as follows:

     (a) Against any and all loss, claim, damage and expense whatsoever arising out of or based upon (including but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending any litigation, commenced or threatened, or any claim whatsoever based upon) any untrue or alleged material fact contained in any preliminary prospectus (if used prior to the effective date of the Registration Statement), the Registration Statement or the prospectus (as from time to time amended and supplemented), or in any application or other document executed by the Company or based upon written information furnished by the Company filed in any jurisdiction in order to qualify the Company's securities under the securities laws thereof; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or any other violation of applicable federal or state statutory or regulatory requirements or limitations relating to action or inaction by the Company in the course of preparing, filing, or implementing the Registration Statement; provided however, that the indemnity contained in this subsection (a) shall not apply to a holder of Registrable Securities with respect to any loss, claim, damage, liability or action arising out of or based upon any untrue or alleged untrue statement or omission made in reliance upon and in conformity with any information furnished in writing to the Company by or on behalf of such holder expressly for use in connection therewith or arising out of any action or inaction of any such holder;

     (b) Subject to the provision contained in subsection (a) above, against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, commenced or threatened or of any claim whatsoever based upon any such untrue statement or omission or any such alleged untrue statement or omission (including but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any such litigation or claim) if such settlement is effected with the written consent of the Company.

     (c) The Company shall be entitled to participate at its own expense in the defense of any suit brought to enforce any such claim, but if the Company elects to assume the defense, such defense shall be conducted by counsel chosen by it, provided that such counsel is reasonably satisfactory to the Purchasers and any other holders of Registrable Securities or controlling persons who are defendants in any suit so brought. In the event the Company elects to assume the defense of any such suit and retain such counsel, such holders or controlling persons shall, after the date they are notified of such election, bear the fees and expenses of any counsel thereafter retained by them as well as any other expenses thereafter incurred by them in connection with the defense thereof unless, in the reasonable opinion of such holders or controlling persons, separate representation is advisable because of conflict in the interests of the parties, in which case the Company shall continue to pay the fees of such counsel.

     8.2  Indemnification of Company.  Each Purchaser, severally and not
          --------------------------
jointly, agrees to indemnify and hold harmless the Company, any underwriters for the offering and each of their officers and directors and agents and each other person, if any, who controls the Company or such underwriters within the meaning of Section 15 of the U.S. Securities Act against any and all such losses, liabilities, claims, damages and expenses as are indemnified against by the Company under Section 8; provided however, that such indemnification shall be limited to statements or omissions, if any, made (or in settlement of any litigation effected with your written consent, alleged to have been made) in any preliminary prospectus, the Registration Statement or prospectus or any amendment or supplement thereof, or written information furnished by a Purchaser. In case any action shall be brought against the Company or any other person so indemnified, in respect of which indemnity may be sought against a Purchaser, the Purchasers shall have the rights and duties given to the Company, and each other person so indemnified shall have the rights and duties given to Purchasers by the provisions of Section 8(c).



                           ARTICLE IX MISCELLANEOUS

     9.1  Survival of Representations, Warranties and Covenants.  All
          -----------------------------------------------------
agreements, representations, warranties and covenants contained herein shall survive the execution and delivery of this Agreement and the closing of the transactions contemplated hereby.

     9.2  Expenses.  Each party shall pay its own expenses in connection with
          --------
the investment contemplated herein.

     9.3  Notices.  All notices, requests, consents and other communications
          -------
when deemed given under this Agreement shall be in writing and shall be delivered by hand, which shall include delivery by express courier service, or mailed by first class certified or registered mail, return receipt requested, postage prepaid, and notice shall be deemed given when actually received by the intended recipient:


     If to the Company:

               Accent Software International, Ltd.
               2864 South Circle Drive, Suite 500
               Colorado Springs, CO 80906
               Attention: President

     With a copy to:

               Herbert H. Davis III
               Rothgerber, Johnson & Lyons LLP
               1200 17th Street, Suite 3000
               Denver, Colorado 80202-5839

     If to Purchasers:

               Gotham Bay Partners LLC
               Attn: Brian Johnson
               600 17th Street, Suite 600
               Denver, CO 80202

or at such other address or addresses as may have been furnished in writing pursuant to the provision of this Section 9.3.

     9.4  Entire Agreement.  This Agreement together with the other agreements
          ----------------
referred to herein embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

     9.5  Amendments and Waivers.  Except as otherwise expressly set forth in
          ----------------------
this Agreement, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company as to any provision that is for the benefit of the Company and by the Purchasers.

     9.6  Counterparts.  This Agreement may be executed in several counterparts,
          ------------
each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     9.7  Headings.  The headings of the sections, articles and paragraphs of
          --------
this Agreement have been added for convenience only and shall not be deemed to be a part of this Agreement.

     9.8  Severability.  The invalidity or unenforceability of any provision of
          ------------
this Agreement shall not affect the validity or enforceability of any other provision.

     9.9  Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of Colorado.

     9.10  Successors and Assigns.  The provisions of this Agreement shall be
           ----------------------
binding upon, and inure to the benefit of, the respective successors, assigns, heirs, executors and administrators of the parties hereto.

     9.11  Specific Enforcement, Consent to Jurisdiction.  The Company and the
           ---------------------------------------------
Purchasers acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which either of them may be entitled by law or equity.

     The Company and the Purchasers each (i) hereby irrevocably submits to the jurisdiction of the United States District Court and other courts of the United States sitting in Colorado for the purposes of any suit, action or proceeding arising out of or relating to this Agreement and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. The Company and the Purchasers each consent to process being served in any such suit action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this paragraph shall affect or limit any right to serve process in any other manner permitted by law.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the day and year first above written.



THE COMPANY:

ACCENT SOFTWARE
INTERNATIONAL LTD.


By:
   ----------------------------
Name:  Todd Oseth
     --------------------------
Title: President, CEO
      -------------------------


THE PURCHASERS:

GOTHAM BAY PARTNERS LLC

By:
   ----------------------------
Name:
     --------------------------
Title:
      -------------------------

                                   EXHIBIT A
                                   ---------


PHASE I CLOSING DATE

INVESTOR           SHARES         PURCHASE PRICE
--------           ------         --------------

Gotham Bay
Partners LLC    2,380,952         $500,000



PHASE II CLOSING DATE

INVESTOR           SHARES         PURCHASE PRICE
--------           ------         --------------

Gotham Bay
Partners LLC    3,571,429         $750,000



PHASE III CLOSING DATE

INVESTOR           SHARES         PURCHASE PRICE
--------           ------         --------------

Gotham Bay
Partners LLC    3,571,429         $750,000



TOTALS          9,523,810         $2,000,000